UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 29, 2004
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





            Delaware                      1-9700               94-3025021
  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)      File Number)       Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         THE CHARLES SCHWAB CORPORATION


Item 1.01       Entry into a Material Definitive Agreement

As previously reported, on August 31, 2004, The Charles Schwab Corporation (the Company), along with CS Capital Markets & Co. and Schwab Associates & Co., entered into an agreement with UBS Securities LLC and UBS Americas Inc. pursuant to which the Company agreed to sell its capital market business. Concurrently with the closing of that transaction on October 29, 2004, the Company and Charles Schwab & Co., Inc. (Schwab) entered into order routing and execution services agreements with UBS Securities LLC and Schwab Capital Markets L.P. (together, UBS) for the handling of Schwab's equity and listed options order flow.

Pursuant to these services agreements, Schwab has committed to route most orders in equity securities and listed options to UBS for order handling and execution, for a term of eight years. Certain orders are excluded from these agreements, including orders for the accounts of CyberTrader, Inc.(R) and affiliates of U.S. Trust Corporation, and certain orders for clients of Schwab Institutional, through which Schwab provides custody, trading and support services to independent investment advisors. Order execution by UBS will be subject to stringent execution quality standards, and to operations and technology service levels. Generally, UBS will execute equity orders without commission or a commission equivalent and without pass-through of third-party charges. Under certain circumstances, charges may apply for the execution of orders that require special handling or entail additional costs.

The agreements provide for liquidated damages if Schwab breaches its commitments to route specified orders through UBS. Either Schwab or UBS may terminate either of the services agreements for material breach by the other and in the event of certain changes in control of UBS.







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
                         THE CHARLES SCHWAB CORPORATION


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 THE CHARLES SCHWAB CORPORATION
                                                           (Registrant)

Date:  November 4, 2004                            /s/ Christopher V. Dodds
       ----------------                            ----------------------------
                                                   Christopher V. Dodds
                                                   Executive Vice President and
                                                   Chief Financial Officer


























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